GOODWILL AND INTANGIBLE ASSETS, NET - Summary of Estimated Future Amortization Expenses of Finite-Lived Intangible Assets (Detail) - Finite-Lived Intangible Assets Other Than Gaming Sub concession [Member] - USD ($)
$ in Thousands
	Dec. 31, 2022	Dec. 31, 2021
Goodwill And Intangible Assets [Line Items]
2023	$ 8,970
2024	4,692
2025	3,815
2026	3,371
2027	3,342
Over 2027	15,216
Finite lived intangible assets, net	$ 39,406	$ 47,337